Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-term related party debt
Debt

As of December 31, 2014 and December 31, 2013, the Company had the following debt amounts outstanding:

(In US$ millions)	December 31, 2014	December 31, 2013
External debt agreements
Amended Senior Secured Credit Facilities	2,881.0	—
$1,450 facility	422.9	—
Sub-total external debt	3,303.9	—
Less current portion long term debt	(76.5)	—
Long-term external debt	3,227.4	—

Related party debt agreements
Rig Financing and Loan Agreements
$1,500 facility	—	643.5
West Vencedor Loan Agreement (previously $1,200 facility)	78.2	90.5
$550 facility	—	440.0
$440 facility	158.8	178.6
$1,121 facility	—	472.6
Sub-total Rig Financing Agreements	237.0	1,825.2

Other related party debt
$109.5 T-15 vendor financing facility	109.5	109.5
$229.9 discount note	—	229.9
$70.0 discount note	—	70.0
Related party revolving credit facility	—	125.9
Total related party debt	346.5	2,360.5
Less current portion of related party debt and short term revolver	(40.4)	(234.2)
Long-term related party debt and related party loan notes	306.1	2,126.3

Total external and related party debt	3,650.4	2,360.5

The outstanding debt as of December 31, 2014 is repayable as follows:

(In US$ millions)	As at December 31,
2015	116.9
2016	215.1
2017	204.8
2018	122.0
2019	63.6
2020 and thereafter	2,928.0
Total external and related party debt	3,650.4

Amended Senior Secured Credit Facilities
On February 21, 2014, Seadrill Operating LP, Seadrill Capricorn Holdings LLC and Seadrill Partners Finco LLC, which are subsidiaries of the Company (the “Borrowers”), entered into Senior Secured Credit Facilities (the “Senior Secured Credit Facilities”). The Senior Secured Credit Facilities consist of (i) a $100.0 million revolving credit facility (the “revolving facility”) available for borrowing from time to time by any Borrower, and (ii) a $1.8 billion term loan (the “term loan”) which was borrowed by Seadrill Operating LP in full on February 21, 2014. The proceeds from this transaction were used to (a) refinance debt related to the West Capella, West Aquarius, West Sirius and West Leo Rig Facilities, (b) repay in part unsecured loans from Seadrill, (c) add cash to the balance sheet in support of general company purposes and (d) pay all fees and expenses associated therewith.
On June 26, 2014, the Senior Secured Credit Facilities were amended ("Amended Senior Secured Credit Facilities") for the borrowing by Seadrill Operating LP of $1.1 billion of additional term loans in addition to the term loans already outstanding under the Senior Secured Credit Facilities as noted above. The proceeds from the additional $1.1 billion of term loans were used to (a) refinance debt secured by West Auriga of $443 million and West Capricorn of $426.3 million, (b) repay in part certain unsecured loans from Seadrill, (c) add cash to the Company's balance sheet for general company purposes and (d) pay all fees and expenses associated with the Amended Senior Secured Credit Facilities.
The Amended Senior Secured Credit Facilities are guaranteed on a senior secured basis by the Borrowers and the Borrowers’ subsidiaries that own or charter the West Capella, West Aquarius, West Sirius, West Leo, West Capricorn and West Auriga. The Amended Senior Secured Credit Facilities also are secured by mortgages on the six drilling units, security interests on the earnings, earnings accounts, and insurances owned by the subsidiary guarantors relating to the six drilling units, and pledges of the equity interests of each subsidiary guarantor. As at December 31, 2014, the total net book value of the drilling units pledged as security was $3.9 billion.
Loans under the Amended Senior Secured Credit Facilities will bear interest, at the Company's option, at a rate per annum equal to either the LIBOR Rate (subject to a 1% floor) for interest periods of one, two, three or six months plus the applicable margin or the Base Rate plus the applicable margin. The Base Rate is the highest of (a) the prime rate of interest announced from time to time by the agent bank as its prime lending rate, (b) 0.50% per annum above the Federal Funds rate as in effect from time to time, (c) the Eurodollar Rate for 1-month LIBOR as in effect from time to time plus 1.0% per annum, and (d) for term loans only, 2.0% per annum. The applicable margin is 2.00% for term loans bearing interest at the Base Rate and 3.00% for term loans bearing interest at the Eurodollar Rate. The applicable margin is 1.25% for revolving loans bearing interest at the Base Rate and 2.25% for revolving loans bearing interest at the Eurodollar Rate. In addition, the Company will incur a commitment fee based on the unused portion of the revolving facility of 0.5% per annum.
The term loan matures in February 2021. Amortization payments in the amount of 0.25% of the original term loan amount are required to be paid on the last day of each calendar quarter. The revolving facility matures in February 2019 and does not amortize. The Company is required to make mandatory prepayments of term loans using proceeds from asset sales that are not otherwise utilized for permitted purposes and to make offers to purchase term loans using proceeds of loss events that are not otherwise utilized for permitted purposes.
The Company has entered into interest rate swap transactions to fix 100% of the variable element of the term loan facility at a weighted average fixed rate of 2.49% per annum. A variable rate option included in the swap provides that the counterparty shall pay the greater of 1.00% or 3 Month LIBOR. Thus, where the variable rate is less than 1%, the variable rate payment shall be deemed to be equal to 1%.
As of December 31, 2014, the outstanding balance of the term loan was $2,881.0 million and the $100 million revolving facility was not yet drawn.

$1,450 million Senior Secured Credit Facility
In March 20, 2013 Seadrill entered into a $1,450 million senior secured credit facility with a syndicate of banks and export credit agencies, relating to the West Auriga, the West Vela and one other drilling unit owned by Seadrill. Upon closing of the West Auriga acquisition in March 2014, the entity which owns the West Auriga owed $443 million under the facility. This amount was repaid in June 2014 with proceeds from the Amended Senior Secured Credit Facilities discussed above. Upon closing of the West Vela acquisition in November 2014, the entity that owns the West Vela owed $433 million under the facility. The facility has a final maturity in 2025, with a commercial tranche due for renewal in 2018, and bears interest at a rate equal to LIBOR plus a margin in the range of 1.2% to 3%. If the balloon payment of $86 million on the commercial tranche does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years. Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and the entity that owns the West Vela are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. The total amount owed by all parties under this facility as of December 31, 2014 is $856 million. The Company has not recognized any amounts that are related to amounts owed under the facility by other borrowers.  Seadrill has provided an indemnity to the Company for any payments or obligations related to this facility that are not related to the West Vela. As at December 31, 2014, the total net book value of the West Vela pledged as security was $748.5 million. The outstanding balance relating to the West Vela as of December 31, 2014 was $422.9 million.

Rig Financing and Loan Agreements
For each of the Rig Financing Agreements, the Company entered into a loan agreement with Seadrill on a back to back basis at the time of the IPO or in conjunction with the purchase of entities that own and operate drilling units by the Company. These loan agreements with Seadrill are classified as related party transactions. Pursuant to these loan agreements of the related drilling unit, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to that proportion of the loan facility. As of December 31, 2014, Rig Financing Agreements with Seadrill related to the T-15, and T-16 (December 31, 2013: West Capella, West Aquarius, West Vencedor, West Capricorn, T-15, T-16, West Leo and West Sirius). During the twelve months ended December 31, 2014 certain Rig Financing Agreements were repaid by the Company in conjunction with the drawdown of the Senior Secured Credit Facilities as further discussed above.
The senior secured credit facility relating the West Vencedor was repaid in full by Seadrill in June 2014, and subsequently the related party agreement between the Company and Seadrill was amended to carry on this facility on the same terms, referred to as the West Vencedor Loan Agreement. The West Vencedor Loan Agreement was scheduled to mature in June 2015 and all outstanding amounts thereunder would be due and payable, including a balloon payment of $69.9 million. On April 14, 2015 the Loan Agreement was amended and the maturity date was extended to June 25, 2018. Please see Note 19. The West Vencedor Loan Agreement bears a margin of 2.25%, a guarantee fee of 1.4% and a balloon payment of $20.6 million due at maturity in June 2018. As at December 31, 2014 the total net book value of the West Vencedor pledged as security was $182 million. The outstanding balance under the West Vencedor Loan Agreement due to Seadrill was $78.2 million as of December 31, 2014 ($90.5 million as of December 31, 2013).

Under the terms of the external secured credit facility agreements for the T-15 and T-16, certain subsidiaries of Seadrill and the Company are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to such agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. The total amount owed under the external facility which includes T-15 and T-16 as of December 31, 2014 is $258.4 million ($293 million as of December 31, 2013); the Company retains a related party balance as of December 31, 2014 of $158.8 million ($178.6 million as of December 31, 2013) payable to Seadrill. The Company has not recognized any amounts that are related to amounts owed by Seadrill subsidiaries. Additionally the Company has received an indemnity from Seadrill for any payments or obligations related to these facilities that are not related to the T-15 and T-16. As at December 31, 2014 the total net book value of the T-15 and T-16 pledged as security was $261 million.

$109.5 million Vendor Financing Loan Agreement
In May 2013, the Company borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The facility bears interest of LIBOR plus a margin of 5.0% and is due in May 2016.

$229.9 million Discount Note
In December 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings LLC issued a zero coupon discount note to Seadrill for $229.9 million. The note was repayable in June 2015 and upon maturity Seadrill Capricorn Holdings LLC was due to pay $238.5 million to Seadrill. The note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities as discussed further above.

$70 million Discount Note
In December 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note to Seadrill for $70.0 million. The note was repayable in June 2015 and upon maturity the Company was due to pay $72.6 million to Seadrill. The note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities as discussed further above.

$100 million Discount Note
In March 2014, as part of the acquisition of the West Auriga, Seadrill Capricorn Holdings LLC issued a zero coupon discount note to Seadrill in an initial amount of $100.0 million. The note was repayable in September 2015 and upon maturity, the Seadrill Capricorn Holdings LLC was due to pay $103.7 million to Seadrill. This note was repaid in June 2014 with proceeds from the Amended Senior Secured Credit Facilities as further discussed above.

Revolving Credit Facility
In October 2012, the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of 5 years and bears interest at a rate of LIBOR plus 5.0% per annum, with an annual 2% commitment fee on the undrawn balance. During 2014 the Company drew down none of the revolving credit facility and repaid $125.9 million. The outstanding balance at December 31, 2013 was $125.9 million. On March 1, 2014, the revolving credit facility was reduced to $100 million. There were no amounts owed under the facility as of December 31, 2014.

Restrictive Covenants
The Company's facilities and related party loan agreements include financial and non-financial covenants applicable to the Company and Seadrill. Financing agreements entered into during the year ended December 31, 2014 are discussed further below. The Company and Seadrill were in compliance with the related covenants as of December 31, 2014 and December 31, 2013.
In addition to the collateral provided to lenders in the form of pledged assets, the Company's and Seadrill’s credit facility agreements generally contain financial covenants, the primary covenants being as follows:
The Amended Senior Secured Credit Facilities
Our subsidiaries that are borrowers or guarantors of the Amended Senior Secured Credit Facilities are subject to certain financial and restrictive covenants contained in our Amended Senior Secured Credit Facilities including the following:

•	Limitations on the incurrence of indebtedness and issuance of preferred equity;

•	Limitations on the incurrence of liens;

•	Limitations on dividends and other restricted payments;

•	Limitations on investments;

•	Limitations on mergers, consolidation and sales of all or substantially all assets;

•	Limitations on asset sales;

•	Limitations on transactions with affiliates;

•	Limitation on business activities to businesses similar to those now being conducted; and

•	Requirement to maintain a senior secured net leverage ratio of no more than 5.5 to 1.0 (5.0 to 1.0 for the fiscal quarter ending March 31, 2015 and thereafter).

In addition, the Amended Senior Secured Credit Facilities contain other customary terms, including the following events of default (subject to customary grace periods), upon the occurrence of which, the loans may be declared (or in some cases automatically become) immediately due and payable:

•	Failure of any borrow of the term loan to pay principal, interest or other amounts owing with respect to the loans under the Amended Senior Secured Credit Facilities;

•	Breach in any material respect of any representation or warranty contained in Amended Senior Secured Credit Facilities documentation;

•	Breach of any covenant contained in Amended Senior Secured Credit Facilities documentation;

•	The occurrence of a payment default under, or acceleration of, any indebtedness aggregating $25 million or more other than the term loan;

•	Failure by our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities to pay or stay any judgment in excess of $25 million;

•
Repudiation by our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities of any guarantee or collateral documents related to the Amended Senior Secured Credit Facilities;

•	Any guarantee related to the Amended Senior Secured Credit Facilities is found to be unenforceable or invalid or is not otherwise effective;

•
Any of our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities file for bankruptcy or become the subject of an involuntary bankruptcy case or other similar proceeding;

•	The equity interests of any of the company, Seadrill Operating LP or Seadrill Capricorn Holdings LLC is pledged to anyone other than the collateral agent for the term loan; and

•	The occurrence of a change of control.

As of December 31, 2014, the Company was in compliance with all covenants under the Amended Senior Secured Credit Facilities.

Rig Financing Agreements
The Rig Financing Agreements contain various customary covenants that may limit, among other things, the ability of the borrower to:

•	sell the applicable drilling unit;

•	incur additional indebtedness or guarantee other indebtedness;

•	make investments or acquisitions;

•	pay dividends or make any other distributions if an event of default occurs; or

•	enter into inter-company charter arrangements for the drilling units not contemplated by the applicable Rig Facility.
The Rig Financing Agreements also contain financial covenants requiring Seadrill Limited to:

•	Aggregated minimum liquidity requirement for Seadrill's consolidated group: to maintain cash and cash equivalents of at least $150 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity to asset ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs' previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.
Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.

In addition to financial covenants, our credit facility agreements generally contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business.
The Rig Financing Agreements s also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a Rig Financing Agreements;

•	cancellation or termination of any existing charter contract or satisfactory drilling contract; and

•	a change of control.

The Rig Financing Agreements contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill and its subsidiaries and by the Company;

•	failure by Seadrill or by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•
revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Financing Agreement ; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or Seadrill and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of Seadrill or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

Our secured credit facilities are secured by:

•	guarantees from rig owning subsidiaries (guarantors),

•	a first priority share pledge over all the shares issued by each of the guarantors,

•
a first priority perfected mortgage in all collateral rigs and any deed of covenant thereto, subject to contractual agreed "quiet enjoyment" undertakings with the end-user of the collateral rigs to be entered into if this is required by the relevant end-user pursuant to the relevant contract,

•	a first priority security interest over each of the rig owners' with respect to all earnings and proceeds of insurance, and

•	a first priority security interest in the earnings accounts.
Our Rig Financing Agreements also contain, as applicable, loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. The market value of the rigs must be at least 135% of the loan outstanding.

If an event of default exists under any of the Rig Financing Agreements , the lenders have the ability to accelerate the maturity of the applicable Rig Financing Agreements and exercise other rights and remedies. In addition, if Seadrill were to default under one of its other financing agreements, it could cause an event of default under each of the Rig Financing Agreements. Further, because the Company's drilling units are pledged as security for Seadrill’s obligations under the Rig Financing Agreements , lenders thereunder could foreclose on the company’s drilling units in the event of a default thereunder. Seadrill’s failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements, which would have a material adverse effect on us.

Seadrill was in compliance with the covenants under the Rig Facilities as of December 31, 2012, December 31, 2013, and December 31, 2014.

$1,450 million Senior Secured Credit Facility
The above facility contains materially the same covenants as those set out for the Rig Financing Agreements above. In addition to the financial covenants relating to Seadrill Limited, each of the borrowers are required to ensure that their individual Debt Service Cover ratio shall not be less than 1.15:1.
If Seadrill were to default under the facility, or to default under one of its other financing agreements, it could cause an event of default under the facility. Further, because the West Vela is pledged as security under the facility, lenders thereunder could foreclose on the West Vela in the event of a default thereunder.

Seadrill and the Company were in compliance with the covenants under the facility as of  December 31, 2013, and December 31, 2014.

Revolving credit facility
The revolving credit facility contains covenants that require us to, among other things:

•	notify Seadrill of the occurrence of any default or event of default; and

•
provide Seadrill with information in respect of its business and financial status as Seadrill may reasonably require, including, but not limited to, copies of the Company's unaudited quarterly financial statements and its audited annual financial statements.

Events of default under the revolving credit facility include, among others, the following:

•	failure to pay any sum payable under the revolving credit facility when due;

•	breach of certain covenants and obligations of the revolving credit facility;

•	a material inaccuracy of any representation or warranty;

•	default under other indebtedness in excess of $25.0 million;

•	bankruptcy or insolvency events; and

•
commencement of proceedings seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company’s assets that results in an entry of an order for any such relief that is not vacated, discharged, stayed or bonded pending appeal within sixty days of the entry thereof.

As of December 31, 2012, December 31, 2013 and December 31, 2014, the Company was in compliance with all covenants under the revolving credit facility.